UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 23, 2004




                             The Wilber Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)




          New York                     001-31896                 15-6018501
          --------                     ---------                 ----------
(State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)             File Number)           Identification No.)





                    245 Main Street, Oneonta, New York 13820
                    ----------------------------------------
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (607) 432-1700
                                                           --------------




                                 Not Applicable
                                 --------------
          (Former name of former address, if changed since last report)





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Item 7. Financial Statements and Exhibits.
        ---------------------------------
(a)  Not applicable.


(b)  Not applicable.


(c)  Exhibits.


     Exhibit

     No.           Description
     ---           -----------


     99.1          Press release, dated April 23, 2004.

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

     On April 23, 2004, The Wilber Corporation issued a press release announcing the declaration of its quarterly dividend and earnings for the quarter ended March 31, 2004. The press release is filed as Exhibit 99.1 to this report.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE WILBER CORPORATION
                                                     ----------------------
                                                     (Registrant)



                                                     /s/ Joseph E. Sutaris
                                                     ----------------------
                                                     Joseph E. Sutaris
                                                     Secretary and CFO




     Date: April 23, 2004

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


                                  EXHIBIT INDEX

Exhibit
No.         Description
---         -----------

99.1        Press release, dated April 23, 2004






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